Exhibit 99.1
Monthly Operating Report
ACCRUAL BASIS
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
JUDGE: Russell F. Nelms
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: NOVEMBER 30, 2007
     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	December 31, 2007

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	Chief Accounting Officer

ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	December 31, 2007

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
COMPARATIVE BALANCE SHEET

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ASSETS
1. UNRESTRICTED CASH	$0	$690,282	$37,748
2. RESTRICTED CASH	$2,869,929	$2,874,759	$2,882,870

3. TOTAL CASH	$2,869,929	$3,565,041	$2,920,618	$0

4. ACCOUNTS RECEIVABLE (NET)		$(1,000,146)	$(999,465)
5. INVENTORY		$0	$0
6. NOTES RECEIVABLE		$0	$0
7. PREPAID EXPENSES		$699,558	$611,276
8. OTHER (ATTACH LIST)	$15,953	$46,850,577	$35,937,044

9. TOTAL CURRENT ASSETS	$2,885,882	$50,115,030	$38,469,473	$0

10. PROPERTY, PLANT & EQUIPMENT	$1,425,325	$3,362,423	$3,362,423
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$1,794,013	$1,825,608
12. NET PROPERTY, PLANT & EQUIPMENT	$1,425,325	$1,568,410	$1,536,815	$0
13. DUE FROM INSIDERS	$0	$0	$0
14. OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$4,758,694	$4,622,732
15. OTHER (ATTACH LIST)	$1,109,030	$0	$0

16. TOTAL ASSETS	$5,420,237	$56,442,134	$44,629,020	$0

POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$52,754	$80,583
18. TAXES PAYABLE		$0	$0
19. NOTES PAYABLE		$0	$0
20. PROFESSIONAL FEES		$110,000	$323,000
21. SECURED DEBT		$0	$0
22. OTHER (ATTACH LIST)		$21,691	$6,666

23. TOTAL POSTPETITION LIABILITIES		$184,445	$410,249	$0

PREPETITION LIABILITIES
24. SECURED DEBT	$15,602,760	$14,376,295	$2,519,599
25. PRIORITY DEBT	$56,297	$0	$0
26. UNSECURED DEBT	$1,010,347	$906,948	$933,789
27. OTHER (ATTACH LIST)		$0	$0

28. TOTAL PREPETITION LIABILITIES	$16,669,404	$15,283,243	$3,453,388	$0

29. TOTAL LIABILITIES	$16,669,404	$15,467,688	$3,863,637	$0

EQUITY
30. PREPETITION OWNERS’ EQUITY		$41,090,061	$41,090,061
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(115,615)	$(324,678)
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0

33. TOTAL EQUITY	$0	$40,974,446	$40,765,383	$0

34. TOTAL LIABILITIES & OWNERS’ EQUITY	$16,669,404	$56,442,134	$44,629,020	$0

Monthly Operating Report
ACCRUAL BASIS-2
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007	0	TOTAL

REVENUES
1. GROSS REVENUES	$0	$0		$0
2. LESS: RETURNS & DISCOUNTS	$0	$0		$0
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4. MATERIAL	$0	$0		$0
5. DIRECT LABOR	$0	$0		$0
6. DIRECT OVERHEAD	$0	$0		$0

7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	$83,222	$104,681		$187,903
10. SELLING & MARKETING	$0	$0		$0
11. GENERAL & ADMINISTRATIVE	$384,473	$416,364		$800,837
12. RENT & LEASE	$20,452	$38,729		$59,181
13. OTHER (ATTACH LIST)	$(616,445)	$(744,571)		$(1,361,016)

14. TOTAL OPERATING EXPENSES	$(128,298)	$(184,797)	$0	$(313,095)

15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$128,298	$184,797	$0	$313,095
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATT. LIST)	$5,440	$16,337		$21,777
17. NON-OPERATING EXPENSE (ATT. LIST)	$0	$0		$0
18. INTEREST EXPENSE	$121,056	$165,373		$286,429
19. DEPRECIATION / DEPLETION	$17,327	$31,595		$48,922
20. AMORTIZATION	$971	$0		$971
21. OTHER (ATTACH LIST)	$0	$0		$0
22. NET OTHER INCOME & EXPENSES	$133,914	$180,631	$0	$314,545
REORGANIZATION EXPENSES				$0
23. PROFESSIONAL FEES	$110,000	$213,228		$323,228
24. U.S. TRUSTEE FEES	$0	$0		$0
25. OTHER (ATTACH LIST)	$0	$0		$0

26. TOTAL REORGANIZATION EXPENSES	$110,000	$213,228	$0	$323,228

27. INCOME TAX	$0	$0		$0

28. NET PROFIT (LOSS)	$(115,616)	$(209,062)	$0	$(324,678)

Monthly Operating Report
ACCRUAL BASIS-3
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007		TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1. CASH — BEGINNING OF MONTH	$0	$690,282		$0
RECEIPTS FROM OPERATIONS
2. CASH SALES	$0	$0		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	$0	$0		$0
4. POSTPETITION	$0	$0		$0

5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0

NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$7,635,000	$1,760,000		$9,395,000
7. SALE OF ASSETS	$0	$0		$0
8. OTHER (ATTACH LIST)	$48,022	$658		$48,680

9. TOTAL NON-OPERATING RECEIPTS	$7,683,022	$1,760,658	$0	$9,443,680

10. TOTAL RECEIPTS	$7,683,022	$1,760,658	$0	$9,443,680

11. TOTAL CASH AVAILABLE	$7,683,022	$2,450,940	$0	$9,443,680

OPERATING DISBURSEMENTS
12. NET PAYROLL	$1,091,326	$1,086,991		$2,178,317
13. PAYROLL TAXES PAID	$379,056	$404,775		$783,831
14. SALES, USE & OTHER TAXES PAID	$0	$0		$0
15. SECURED / RENTAL / LEASES	$165,069	$210,417		$375,486
16. UTILITIES	$0	$2,777		$2,777
17. INSURANCE	$545,270	$188,148		$733,418
18. INVENTORY PURCHASES	$600	$0		$600
19. VEHICLE EXPENSES	$0	$0		$0
20. TRAVEL	$181,109	$103,268		$284,377
21. ENTERTAINMENT	$0	$0		$0
22. REPAIRS & MAINTENANCE	$29,762	$2,932		$32,694
23. SUPPLIES	$0	$0		$0
24. ADVERTISING	$0	$0		$0
25. OTHER (ATTACH LIST)	$4,600,548	$413,884		$5,014,432

26. TOTAL OPERATING DISBURSEMENTS	$6,992,740	$2,413,192	$0	$9,405,932

REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$0	$0		$0
28. U.S. TRUSTEE FEES	$0	$0		$0
29. OTHER (ATTACH LIST)	$0	$0		$0

30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31. TOTAL DISBURSEMENTS	$6,992,740	$2,413,192	$0	$9,405,932

32. NET CASH FLOW	$690,282	($652,534)	$0	$37,748

33. CASH — END OF MONTH	$690,282	$37,748	$0	$37,748

Monthly Operating Report
ACCRUAL BASIS-4
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007

ACCOUNTS RECEIVABLE AGING
1. 0-30	$0	$0	$0
2. 31-60	$0	$0	$0
3. 61-90	$0	$0	$0

4. 91+	$0	$0	$0

5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0

6. AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$1,000,146	$999,465

7. ACCOUNTS RECEIVABLE (NET)	$0	$(1,000,146)	$(999,465)	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: November 2007

	0-30	31-60	61-90	91+
	DAYS	DAYS	DAYS	DAYS	TOTAL

TAXES PAYABLE
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0

4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE	$63,146	$16,059	$1,378	$0	$80,583

STATUS OF POSTPETITION TAXES	MONTH: October & November 2007

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
	LIABILITY*	OR ACCRUED	PAID	LIABILITY

FEDERAL
1. WITHHOLDING**	$0	$42,450	$42,450	$0
2. FICA-EMPLOYEE**	$0	$16,685	$16,685	$0
3. FICA-EMPLOYER**	$0	$16,685	$16,685	$0
4. UNEMPLOYMENT	$0	$39	$39	$0
5. INCOME	$0	$0	$0	$0

6. OTHER (ATTACH LIST)	$0	$0	$0	$0

7. TOTAL FEDERAL TAXES	$0	$75,859	$75,859	$0

STATE AND LOCAL
8. WITHHOLDING	$0	$1,557	$1,557	$0
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$162	$162	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0

14. OTHER (ATTACH LIST)	$0	$0	$0	$0

15. TOTAL STATE & LOCAL	$0	$1,719	$1,719	$0

16. TOTAL TAXES	$0	$77,578	$77,578	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report
ACCRUAL BASIS-5
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: November 2007
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	TOTAL

A. BANK:	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase
B. ACCOUNT NUMBER:	100140334	9319959434	1570695922
C. PURPOSE (TYPE):	Master Funding	Gen’l Disbursements	Payroll

1. BALANCE PER BANK STATEMENT	$0	$0	$0	$0
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3. SUBTRACT: OUTSTANDING CHECKS	$0	$97,522	$28,261	$125,783
4. OTHER RECONCILING ITEMS	$67,935	$0	$0	$67,935
5. MONTH END BALANCE PER BOOKS	$67,935	$(97,522)	$(28,261)	$(57,848)
6. NUMBER OF LAST CHECK WRITTEN	No checks	109202	066582/210522

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE

BANK, ACCOUNT NAME & NUMBER
7. JP Morgan Chase — Overnight Sweep -	11/30/2007	money market	$95,396	$95,396
8.
9.
10.

11. TOTAL INVESTMENTS			$95,396	$95,396

CASH

12. CURRENCY ON HAND	$200

13. TOTAL CASH — END OF MONTH	$37,748

Monthly Operating Report
ACCRUAL BASIS-6
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
MONTH: November 2007
PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1. James R. Kupferschmid	Salary, Expense Reports	$16,667	$33,376
2. Jessica L. Wilson	Salary, Expense Reports	$10,417	$20,834
3. Brad Eagelston	Salary, Expense Reports	$12,917	$25,834
4. David Rescino	Salary, Expense Reports	$16,737	$33,401
5. Steven Markhoff	Salary, Expense Reports	$0	$18,333
6. Mel Keating	Executive Committee Fee, Exp Reports	$48,014	$72,902

7. TOTAL PAYMENTS TO INSIDERS		$104,752	$204,680

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1. Andrews Kurth LLP					$223,000
2. Otterbourg, Steindler, Houston & Rosen, P.C.					$100,000
3.
4.
5.

6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$323,000

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1. Laurus Master Fund	Revolver	$13,735,949	$2,146,512
2. Cananwill	$12,020	$24,040	$0
3. Citicorp Vendor Finance	$6,005	$0	$12,010
4. DFW Airport — Facility rent	$37,295	$37,295	$0
5.

6. TOTAL	$55,320	$13,797,284	$2,158,522

Monthly Operating Report
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
MONTH: November 2007
QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
#	1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

#	4 — Payments made pursuant to employee wage motion (wages and health insurance policies); property and aircraft insurance also paid pursuant to insurance motions — general liability

#	10 — due to operation shut down, DIP order will not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; expect payments to resume in 12/07
INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
D&O Insurance	AIG	6/1/07 – 5/31/08	Paid in full
Aviation & Liability	Illinois National Insurance	7/1/07 – 6/30/08	Quarterly; $281,953 (original policy)
B737 Aviation Deductible	Illinois National Insurance	7/1/07 – 6/30/08	Paid in full
Property & Business Interruption	Affiliated FM Insurance	6/1/07 – 5/31/08	Financed; monthly $12,020
Employee Practices	RLI Insurance	6/1/07 – 5/31/08	Paid in full
Fidiciary Liability	RLI Insurance	6/1/07 – 5/31/08	Paid in full
Workers Compensation	Insurance Co of PA	6/1/07 – 5/31/08	Paid in full
D&O InsuranceSide A	Chubb	6/1/07 – 5/31/08	Paid in full
Environmental Impairment	Hudson Insurance	6/1/05 – 5/31/08	Paid in full

Footnotes Supplement
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk, Inc.
CASE NUMBER: 07-44536
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to pay down the Revolving Credit Facility with Laurus Master Fund, carried on Kitty Hawk, Inc. books

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary.

7
All insurance policies for Kitty Hawk Cargo, Inc. (Case #07-44538) and Kitty Hawk Aircargo, Inc. (Case #07-44539) are carried in the name of Kitty Hawk, Inc. Therefore, they are listed here accordingly.

6	Professional Fees	The fees noted on this schedule are initial estimates and are subject to change once final billings are prepared.

Case Name: Kitty Hawk, Inc.
Case Number: 07-44536
Details of Other Items

	October 2007	November 2007

ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	46,850,577	35,937,044	Reported

Flex Spending deposit	17,283	17,283
A/R — 401(k) Loan	37	37
A/R — Travel Advance	18,009	18,009
Deposits	30,953	54,869
Professional Fees Retainer	200,000	200,000
Intercompany Receivables	46,584,295	35,646,846

	46,850,577	35,937,044	Detail

	0	0	Difference

14. OTHER ASSETS — NET OF AMORTIZATION ATTACH LIST	4,758,694	4,622,732	Reported

Laurus Loan Organization Costs	4,758,694	4,622,732

	4,758,694	4,622,732	Detail

	0	0	Difference

22. OTHER (ATTACH LIST)	21,691	6,666	Reported

A/P Clearing	(3,953)	(3,953)
General Accrued AP	18,577	27,485
Accrued Health Savings Plan	(2,361)	(17,096)
AFLAC Deductions	1,402	4
Accrued Wages	7,800	0
Accrued 401(k)	226	226

	21,691	6,666	Detail

	0	0	Difference

ACCRUAL BASIS — 2

13. OTHER (ATTACH LIST)	(616,445)	(744,571)	Reported

G&A allocation to subsidiaries	(616,445)	(744,571)

	(616,445)	(744,571)	Detail

	0	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	5,440	16,337	Reported

Interest Income	5,440	8,770
Gain on Sale of assets	0	7,567

	5,440	16,337	Detail

	0	0	Difference

ACCRUAL BASIS — 3

6. LOANS & ADVANCES (ATTACH LIST)	7,635,000	1,760,000	Reported

Borrowings from Laurus	7,635,000	1,760,000

	7,635,000	1,760,000	Detail

	0	0	Difference

8. OTHER (ATTACH LIST)	48,022	658	Reported

Opening reconciling item	36,298	0
Opening reconciling item — Petty Cash	200	0
Misc Refunds	10,913	0
Interest income	611	658

	48,022	658	Detail

	0	0	Difference

25. OTHER (ATTACH LIST)	4,600,548	413,884	Reported

401(k)	73,208	53,113
Aircraft parking	1,312	0
Bank fees	2,519	15,324
BOD Fees	0	33,875
Cleaning	11,876	0
Communications	387	0
Contract labor	31,142	45,326
Deposits	15,000	36,500
Employee expense reports	26,824	18,572
Executive committee fees	18,114	29,389
Flight crew expense	0	5,450
Freight handling	247,031	24,469
Fuel	2,367,313	40,000
IT support	7,356	4,903
Payroll processing fees	0	14,243
Non-reorganization professional fees	0	5,233
Security	84	11,962
Shipping	0	23,297
Subcharter aircraft	187,050	0
Training	24,060	0
Trucking	1,262,658	46,045
Misc	6,431	1,971
Taxes	318,183	4,212

	4,600,548	413,884	Detail

	0	0	Difference